EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement"), dated as of September 15, 2009, is entered into by and between MMR Information Systems, Inc., a corporation organized under the laws of Delaware, USA, with its principal executive office at 2934 1/2 Beverly Glen Circle, Suite 702, Los Angeles, CA 90077 (the "Company"), and Dutchess Equity Fund, LP, a Delaware Limited Partnership, with its principal office at 50 Commonwealth Avenue, Suite 2, Boston, MA 02116 (the "Holder").

Whereas, in connection with the Investment Agreement by and between the Company and the Investor of this date (the "Investment Agreement"), the Company has agreed to issue and sell to the Investor an indeterminate number of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), to be purchased pursuant to the terms and subject to the conditions set forth in the Investment Agreement; and

Whereas, to induce the Investor to execute and deliver the Investment Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Investment Agreement.

Now therefore, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

"Execution Date" means the date of this Agreement set forth above.

"Investor" means Dutchess Equity Fund, LP, a Delaware Limited Partnership.

"Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

"Principal Market" shall mean the NYSE Amex, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, or the OTC Bulletin Board, whichever is the principal market on which the Common Stock of the Company is then listed or quoted.

"Register," "Registered," and "Registration" refer to the registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

"Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the Investment Agreement, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

"Registration Statement" means a registration statement or statements of the Company filed under the 1933 Act covering the Registrable Securities.

All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Investment Agreement.

Section 2. REGISTRATION.

(a) The Company shall, within thirty (30) days of the date of this Agreement, file with the SEC an initial Registration Statement on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of a portion of the Registrable Securities equal to one-third (1/3) of the Company's public float (where "public float" shall be derived by subtracting the number of shares of Common Stock held by officers, directors and "affiliates" (as such term is defined in Rule 144(a)(1) of the 1933 Act) of the Company from the total number of shares of Common Stock then outstanding). Such initial Registration Statement, and any subsequent Registration Statement, shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. After the later of (i) sixty (60) days after the time that the Holder shall have resold substantially all of the Registrable Securities registered for resale under the initial Registration Statement, or (ii) six (6) months after the effective date of the initial Registration Statement, the Company shall register for resale another portion of the Registrable Securities equal to one-third (1/3) of the Company's then outstanding public float. The registration process described in this Section 2(a) will be repeated until such time as all 100,000,000 shares of Common Stock issuable under the Investment Agreement have been registered for resale on effective Registration Statements. In no event will the Company be obligated to register for resale more than 100,000,000 shares of Common Stock.

(b) The Company shall use all commercially reasonable efforts to have the initial Registration Statement declared effective by the SEC within one hundred twenty (120) calendar days after the Execution Date.

(c) The Company may include in a Registration Statement covering the Registrable Securities such other securities as may have been acquired by officers, directors, consultants and other "affiliates" (as such term is defined in Rule 144(a)(1) of the 1933 Act) of the Company pursuant to any "equity benefit plan" as defined in Rule 405 of Regulation C under the 1933 Act (such securities, the "Insider Securities") without the Investor's prior written consent; provided, however, that if the SEC requires the Company to withdraw any securities from a proposed Registration Statement, then the Company will withdraw the Insider Securities before withdrawing any Registrable Securities. Furthermore, except for a Registration Statement on Form S-8 covering Insider Securities, which S-8 may be filed at any time without the Investor's prior written consent, the Company agrees that it will not file any other registration statement for other securities until thirty calendar days after a Registration Statement for the Registrable Securities is declared effective by the SEC.

Section 3. RELATED OBLIGATIONS.

At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to the terms hereof, the Company will effect the registration of the Registrable Securities in accordance with a plan of distribution to be provided by the Holder prior to the filing of the Registration Statement ("Plan of Distribution") and, with respect thereto, the Company shall have the following obligations:

(a) The Company shall use all commercially reasonable efforts to cause the initial Registration Statement relating to the Registrable Securities to become effective within one hundred twenty (120) days after the Execution Date and shall keep such Registration Statement effective until the earlier of the date on which (i) the Investor shall have sold all the Registrable Securities; or (ii) the Investor has no right to acquire any additional shares of Common Stock under the Investment Agreement (the "Registration Period"). Such initial Registration Statement and any subsequent Registration Statement (including, in both cases, any amendments or supplements thereto and prospectuses contained therein), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within fourteen (14) business days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause a Registration Statement relating to the Registrable Securities to become effective no later than five (5) business days after notice from the SEC that such Registration Statement may be declared effective. The Investor agrees to provide all information which it is required by law to provide to the Company, including the Plan of Distribution.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and any prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the Plan of Distribution. In the event the number of shares of Common Stock covered by the initial Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event by the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the Effective Date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission. The Company shall use all commercially reasonable efforts to have any amendments to the initial Registration Statement or any subsequent Registration Statement declared effective by the SEC within ninety (90) calendar days after the filing date of such amendment of subsequent Registration Statement (or in the event the SEC reviews such amendment or subsequent Registration Statement, the one hundred twentieth (120th) day following such filing date. The Company shall use its best efforts to keep any Registration Statement filed pursuant to this Section 2(b) continuously effective under the Securities Act until the expiration of the Registration Period.

(c) Upon the Investor's request, the Company shall make available to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel, without charge and to the extent such information is not available via EDGAR, (i) one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement, to the extent such materials do not constitute material non-public information, as determined in the Company's sole discretion after consultation with the Company's counsel, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(d) The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such states in the United States as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A)

qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e) As promptly as practicable after becoming aware of such event, the Company shall notify Investor in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Registration Default"). The Company shall use all commercially reasonable efforts to promptly prepare a supplement or amendment to the applicable Registration Statement to cure such Registration Default and shall take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Investor upon the Investor's request. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and when any Registration Statement or any post-effective amendment has become effective; (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, (iv) in the event a Registration Statement is no longer effective, (v) if a Registration Statement is stale as a result of the Company's failure to timely file its financials or otherwise, or (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus or supplement or amendment thereto. Notwithstanding the foregoing, any and all information provided by the Company pursuant to this Section 3(e) shall remain confidential to the Investor unless or until such information is public, unless disclosure by the Investor is required by law; and provided, further, that notwithstanding the Investor's agreement to keep such information confidential, the Investor makes no acknowledgement that any such information is material, non-public information.

(f) The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and, to the extent permitted by applicable law or regulatory authority, to notify the Investor holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of such Registration Statement.

(g) The Company shall permit the Investor and one (1) legal counsel, designated by the Investor, to review and comment upon a Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Investor (collectively, the "Investor's Delay") shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due the Investor from the Company under any and all agreements of any nature or kind between the Company and the Investor. The event(s) of an Investor's Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Investor.

(h) At the request of the Investor, the Company's counsel shall furnish to the Investor an opinion letter confirming the effectiveness of a Registration Statement. Such opinion letter shall be issued as of the date of the effectiveness of such Registration Statement and be in a form suitable to the Investor.

(i) The Company shall hold in confidence and not make any disclosure of information concerning the Investor unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) the Investor consents to the disclosure of such information by the Company. To the extent permitted by applicable law or regulatory authority, the Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

(j) The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company's commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k) The Company shall cooperate with the Investor to facilitate the prompt preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request (and after any resales of such Registrable Securities by the Investor, such certificates not bearing any restrictive legend, to the extent permitted by the Investment Agreement).

(l) The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the initial Registration Statement filed pursuant hereto.

(m) If requested by the Investor, the Company shall, unless otherwise advised by its counsel, (i) as soon as reasonably practical, incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably determines should be included therein relating to the resale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Investor.

(n) The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to facilitate the disposition of such Registrable Securities.

(o) The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p) Within one (1) business day after a Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investor, confirmation that such Registration Statement has been declared effective by the SEC.

(q) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any Registration Statement.

Section 4. OBLIGATIONS OF THE INVESTOR.

(a) At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement the Company shall notify the Investor in writing of the information the Company requires from the Investor for such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Investor (i) furnishes to the Company that information regarding itself, the Registrable Securities and the Plan of Distribution as shall reasonably be required to effect the registration of such Registrable Securities and (ii) executes such documents in connection with such registration as the Company may reasonably request, including providing to the Company a Selling Security-Holder Notice and Questionnaire in the form attached hereto as Exhibit A. The Investor covenants and agrees that, in connection with any resale of Registrable Securities by it pursuant to a Registration Statement, it shall comply with the Plan of Distribution, as the same may be modified by the corresponding section of the then current prospectus relating to such Registration Statement.

(b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of an election to exclude all of the Investor's Registrable Securities from such Registration Statement.

(c) The Investor agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(e).

(d) The Company may require the Investor to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Investor and, if required by the SEC, the natural persons thereof that have voting and dispositive control over such Common Stock. The Investor acknowledges that it will be named as an "underwriter" of the Registrable Securities in the prospectus, as required by SEC policies.

Section 5. EXPENSES OF REGISTRATION.

All documented expenses, other than underwriting discounts and commissions and other than as set forth in the Investment Agreement, incurred in connection with registrations including comments, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and reasonable fees and disbursements of counsel for the Company or for the Investor shall be paid by the Company.

Section 6. INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company, under this Agreement, will, and hereby does, indemnify, hold harmless and defend the Investor who holds Registrable Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several

(collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which the Investor has requested in writing that the Company register or qualify the Shares ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or resale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) the Company shall reimburse the Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in a Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of a Registration Statement or any such amendment thereof or supplement thereto; (B) shall not be available to the extent such Claim is based on (x) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or (y) the Indemnified Person's use of an incorrect, outdated or defective prospectus despite being promptly advised by the Company in writing not to use such incorrect, outdated or defective prospectus; (C) any claims based on the manner of resale of the Registrable Securities by the Investor or of the Investor's failure to register as a dealer under applicable securities laws; (D) any omission of the Investor to notify the Company of any material fact that should be stated in a Registration Statement or prospectus relating to the Investor or the manner of resale; and (E) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Investor.

(b) In connection with any Registration Statement in which Investor is participating, the Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the Company's agents (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is due to (i) the inclusion in a Registration Statement of the written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement, (ii) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or the Investor's use of an incorrect prospectus despite being timely advised by the Company in writing not to use such incorrect prospectus; (iii) the Investor's failure to register or remain registered as a dealer under applicable securities laws; or (iv) any omission of the Investor to notify the Company of any material fact that should be stated in a Registration Statement or prospectus relating to the Investor of the manner of sale. Subject to Section 6(c), the Investor will reimburse any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed; and provided further, however, that the Investor shall only be liable under this Section 6(b) for that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the resale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Investor. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Investor, if the Investor is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

Section 7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the resale of such Registrable Securities.

Section 8. REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), and provided that the Investor holds any Registrable Securities that are eligible for resale under Rule 144, the Company agrees to take the following actions to the extent such actions are necessary for the Investor to sell such Registrable Securities under said Rule 144:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the Investment Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Investor, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act and (ii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

Section 9. NO ASSIGNMENT OF REGISTRATION RIGHTS.

The rights and obligations under this Agreement shall not be assignable.

Section 10. AMENDMENT OF REGISTRATION RIGHTS.

The provisions of this Agreement may be amended only with the written consent of the Company and Investor.

Section 11. MISCELLANEOUS.

(a) Any notices or other communications required or permitted to be given under the terms of this Agreement that must be in writing will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

MMR Information Systems, Inc.
2934 1/2 Beverly Glen Circle, Suite 702
Los Angeles, CA 90077
Telephone: (310) 476-7002
Facsimile: (206) 374-6136

If to the Investor:

Dutchess Equity Fund, LP
50 Commonwealth Ave, Suite 2
Boston, MA 02116
Telephone: (617) 301-4700
Facsimile: (617) 249-0947

Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

(b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c) This Agreement and the Equity Line Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

(d) This Agreement and the Equity Line Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof, including that certain Term Sheet entered into by and between the parties dated August 13, 2009.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

(f) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(g) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(i) If the Company is required pursuant to the terms of this Agreement to make any filing with the SEC or to meet any deadline that falls on a Saturday, Sunday or any other day that is a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, then the Company may make such filing or meet such deadline on the following business day.

(j) In the event of a breach of this Agreement by the Company or by the Investor, of any of their respective obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

Section 12. Disputes subject to arbitration governed by massachusetts law

All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this agreement will submit all disputes arising under this agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section. Nothing contained herein shall prevent the party from obtaining an injunction.

*.*.*

SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Investment Agreement and the Registration Rights Agreement as of the date first written above.

DUTCHESS EQUITY FUND, LP.

By: /s/ Douglas H. Leighton______________________
Douglas H. Leighton
Managing Member of:
Dutchess Capital Management, LLC
General Partner to:
Dutchess Equity Fund, LP

MMR INFORMATION SYSTEMs, Inc.

By: _/s/ Robert H. Lorsch_____________________
Robert H. Lorsch - Chairman, President & CEO

Exhibit A

Selling Security-Holder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the "Common Stock"), of MMR Information Systems, Inc., a Delaware corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form [_____] (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August __, 2009 (the "Registration Rights Agreement"), among the Company and the Investor named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security-holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security-holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Security-holder

          ________________________________________________________________________

(b) Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

          ________________________________________________________________________

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

          ________________________________________________________________________

2. Address for Notices to Selling Securityholder:

Telephone: _______________________________________
Fax: _______________________________________
Contact Person: _______________________________________

3. Beneficial Ownership of Registrable Securities:

(a) Type and number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Investment Agreement):

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes       No    

(b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes       No    

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an affiliate of a broker-dealer?

Yes       No    

(d) If you are an affiliate of a broker- dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes       No    

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of other Securities of the Company Owned by the Selling Security-holder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

          ______________________________________________________________________
          ______________________________________________________________________

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

___________________________________________________________________________________
___________________________________________________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________________	Beneficial Owner: _____________________________ By: ________________________________ Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: